UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2017

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-200617 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

On August 1, 2017, NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”), through a subsidiary of its operating partnership, completed the origination of a $12.0 million pari passu interest (the “Investment”) in a $20.0 million mezzanine loan (the “Loan”) secured by a pledge of an ownership interest in 11-19 Jane Street, a luxury condominium development project located in the West Village of New York City (the “Property”). NorthStar/RXR funded the Investment with proceeds from its ongoing initial public offering of common stock.

The Property is owned by an affiliate of Edward J. Minskoff Equities, Inc. (the “Borrower”), an experienced New York City-based developer. The Borrower’s business plan is to develop the Property into a luxury condominium property containing approximately 31,000 sellable square feet comprised of seven residential units and six parking spaces.

The Loan bears interest at a floating rate of 9.50% over the one-month London Interbank Offered Rate (“LIBOR”), with a LIBOR ceiling of 1.5%. The Loan had a 1.0% origination fee and has an initial term of three years, with two one-year extension options available to the Borrower. The underlying loan agreement requires the Borrower to comply with various financial and other covenants. In addition, the mezzanine loan agreement contains customary events of default (subject to certain materiality thresholds and grace and cure periods). The events of default are standard for agreements of this type and include, for example, payment and covenant breaches, insolvency of the Borrower, the occurrence of an event of default relating to the collateral or a change in control of the Borrower. The Loan is subordinate to a $60.0 million senior loan and the senior and mezzanine lending parties are subject to an intercreditor agreement that governs the various rights and obligations of the lending parties. In connection with the Loan, an affiliate of the Borrower has agreed to guarantee certain obligations of the Borrower under the loan agreement and related documentation, including completion of the project, carry obligations and other customary recourse carve-out and environmental obligations.

NorthStar/RXR completed the Investment through a partnership (the “Partnership”) with an affiliate of RXR Real Estate Value Added Fund – Fund III LP (“Fund III”), an institutional private equity real estate fund sponsored by RXR Realty LLC (“RXR”), NorthStar/RXR’s co-sponsor and affiliate of its sub-advisor. NorthStar/RXR and Fund III invested $12.0 million and $8.0 million, respectively, into the Partnership, which in turn indirectly owns the Loan. The Partnership is governed by a partnership agreement, dated as of August 1, 2017 (the “Partnership Agreement”), containing customary terms and conditions, including transfer restrictions. NorthStar/RXR and an affiliate of Fund III are general partners of the Partnership, with the affiliate of Fund III acting as the designated partner with responsibility for managing the day-to-day affairs of the Partnership, subject to certain significant decisions, which require the consent of both partners.

The loan-to-cost ratio (“LTC Ratio”) of the Loan is approximately 83%. The LTC Ratio is the aggregate amount loaned to the Borrower over the estimated current cost of the project.

The foregoing description Partnership Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Partnership Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Partnership Agreement of RXR 11 Jane Venture JV, dated as of August 1, 2017, by and between 1285 Investor NT-NSR, LLC and RXR 11 Jane Vehicle LP

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange

Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar/RXR’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar/RXR can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar/RXR’s expectations include, but are not limited to, the ability of the Borrower to comply with the terms of the senior loan and Loan, the Partnership’s ability to exercise its rights under the intercreditor agreement, if necessary, the ability of the Borrower to implement its stated business plan, including its ability to sell units, the ability of the Borrower to successfully manage and develop the Property, the ability of NorthStar/RXR to transfer and/or sell its interest in the Partnership, if desired, the ability of NorthStar/RXR to achieve its targeted returns, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the ability to successfully raise capital and implement an exit strategy, availability of investment opportunities, availability of capital, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar/RXR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar/RXR on the date of this report and NorthStar/RXR is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: August 7, 2017	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Partnership Agreement of RXR 11 Jane Venture JV, dated as of August 1, 2017, by and between 1285 Investor NT-NSR, LLC and RXR 11 Jane Vehicle LP